UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K/A
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2016
 WASHINGTON REAL ESTATE
INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1775 EYE STREET, NW, SUITE 1000, WASHINGTON, DC 20006
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (202) 774-3200
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Washington Real Estate Investment Trust (“Washington REIT”), in order to provide the financial statements required to be included in the Current Report on Form 8-K filed on May 23, 2016, hereby amends the following items, as set forth in the pages attached hereto.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

1.	Riverside Apartments - Audited Summary of Revenue and Certain Expenses for the year ended December 31, 2015 and unaudited Summary of Revenue and Certain Expenses for the quarter ended March 31, 2016.

In acquiring the property listed above, Washington REIT evaluated, among other things, sources of revenue (including but not limited to, competition in the rental market, comparative rents and occupancy rates) and expenses (including but not limited to, utility rates, ad valorem tax rates, maintenance expenses and anticipated capital expenditures). The results of the interim period are not necessarily indicative of the results to be obtained for the full fiscal year. However, after reasonable inquiry, management is not aware of any material factors affecting these properties that would cause the reported financial information not to be indicative of their future operating results.

(b)	Pro Forma Financial Information

The following pro forma financial statements reflecting the property acquisition listed above (as defined in Regulation S-X) are filed as an exhibit hereto:

1.	Washington REIT Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2016.

2.	Washington REIT Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2015 and the quarter ended March 31, 2016.

(c)	Exhibits

23 Consent of Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ W. Drew Hammond
(Signature)

W. Drew Hammond
Vice President, Chief Accounting Officer
and Controller

July 26, 2016
(Date)

Exhibit Index

Exhibit No.	Description

23	Consent of Ernst & Young LLP

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders of
Washington Real Estate Investment Trust

We have audited the accompanying Summary of Revenue and Certain Expenses (the Summary) of Riverside Apartments for the year ended December 31, 2015, and the related notes to the Summary
Management’s Responsibility for the Summary
Management is responsible for the preparation and fair presentation of the Summary in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Summary that is free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Summary. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Summary.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Summary presents fairly, in all material respects, the revenue and certain operating expenses of Riverside Apartments, as described in Note 2 to the Summary, for the year ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting
As described in Note 2 to the Summary, the Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of Riverside Apartments’ revenue and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP
Denver, Colorado
July 26, 2016

RIVERSIDE APARTMENTS

SUMMARIES OF REVENUE AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 2015 AND QUARTER ENDED MARCH 31, 2016 (UNAUDITED)

	Year Ended December 31, 2015	Quarter Ended March 31, 2016
Revenue:
Rental revenue	$18,477,830	$4,674,360
Other revenue	3,039,927	808,960

Total revenue	21,517,757	5,483,320

Certain expenses:
Personnel expense	1,063,342	260,064
Utilities expense	1,877,610	539,208
Contract services expense	795,570	205,829
Turnover expense	242,836	56,845
Repairs and maintenance expense	427,518	120,499
Marketing expense	205,519	64,294
Administrative expense	436,286	82,753
Taxes and insurance expense	2,801,392	652,492

Total certain expenses	7,850,073	1,981,984

Total revenue less certain expenses	$13,667,684	$3,501,336

See Notes to the Summary.

RIVERSIDE APARTMENTS

NOTES TO THE SUMMARIES OF REVENUE AND
CERTAIN EXPENSES

YEAR ENDED DECEMBER 31, 2015 AND QUARTER ENDED MARCH 31, 2016 (UNAUDITED)

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

On May 20, 2016, Washington Real Estate Investment Trust (the “REIT”) acquired a multifamily residential property in Washington D.C. known as Riverside Apartments (the “Property”). The aggregate purchase price of the Property was approximately $245 million, exclusive of closing costs.

Revenue recognition

The Property has operating leases with apartment residents with terms averaging 12 months. Rental income, net of any concessions, is recognized on a straight-line basis over the term of the lease. Rental payments received in advance are deferred until earned.

Advertising costs

The Property expenses advertising costs as incurred.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results could differ from estimated amounts.

NOTE 2 - BASIS OF PRESENTATION

The summaries of revenue and certain expenses have been prepared for the purpose of complying with Regulation S-X, Rule 3-14 as promulgated by the Securities and Exchange Commission, in connection with the REIT’s acquisition of the Property. The summaries of revenue and certain expenses are not representative of actual operations of the Property for the periods presented, nor indicative of future operations; however, the REIT is not aware of any material factors relating to the Property that would cause the reported financial information to not necessarily be indicative of future operating results. In addition, the summaries of revenues and certain expenses exclude items that may not be comparable to the proposed future operations of the Property such as:

(a) Interest expense on existing mortgages and borrowings
(b) Depreciation of property and equipment
(c) Asset management fees and property management fees
(d) Amortization of initial leasing fees
(e) Certain corporate and administrative expenses

NOTE 3 - COMMITMENTS AND CONTINGENCIES

Commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In management’s opinion, these matters are not expected to have a material adverse effect on the Property’s future operating results.

NOTE 4 - SUBSEQUENT EVENTS

Management has evaluated the events and transactions that have occurred through July 26, 2016, the date on which the summaries of revenue and certain expenses were available to be issued and noted no items requiring adjustment to the summaries or additional disclosure.

WASHINGTON REAL ESTATE INVESTMENT TRUST
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AND
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

The unaudited consolidated pro forma financial information should be read in conjunction with Washington REIT's Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 23, 2016, announcing the acquisition of Riverside Apartments and amended hereby; the consolidated financial statements and notes thereto included in Washington REIT's Annual Report on Form 10-K for the year ended December 31, 2015 and Washington REIT's Quarterly Report on Form 10-Q for the quarter ended March 31, 2016; and the Summaries of Revenues and Certain Expenses of Riverside Apartments included elsewhere in this Form 8-K/A. In management's opinion, all adjustments necessary to reflect these acquisitions and related transactions have been made.

The unaudited consolidated pro forma financial information is not necessarily indicative of what Washington REIT's actual results of operations would have been had the transaction been consummated on the dates indicated, nor does it purport to represent Washington REIT's results of operations or financial position for any future period. The pro forma results of operations for the periods ended December 31, 2015 and March 31, 2016 are not necessarily indicative of the operating results for these periods.

Washington REIT purchased Riverside Apartments, a 1,222-unit multifamily property in Alexandria, Virginia, on May 20, 2016. The pro forma balance sheet as of March 31, 2016 presents consolidated financial information as if the acquisition of Riverside Apartments had taken place on March 31, 2016. The pro forma statements of operations for the year ended December 31, 2015, and the three months ended March 31, 2016, present the pro forma results of operations as if the acquisition had taken place as of January 1, 2015. Explanations or details of the pro forma adjustments are in the notes to the financial statements.

WASHINGTON REAL ESTATE INVESTMENT TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2016
(IN THOUSANDS)

	Washington REIT	Riverside Apartments		PRO FORMA
Assets
Land	$561,256	$38,923	(1)	$600,179
Income producing property	2,095,306	184,875	(1)	2,280,181
	2,656,562	223,798		2,880,360
Accumulated depreciation and amortization	(714,689)	—		(714,689)
Net income producing property	1,941,873	223,798		2,165,671
Properties under development or held for future development	27,313	15,968	(1)	43,281
Total real estate held for investment, net	1,969,186	239,766		2,208,952
Cash and cash equivalents	23,575	(243,687)	(1)	(220,112)
Restricted cash	9,889	—		9,889
Rents and other receivables, net of allowance for doubtful accounts	63,863	—		63,863
Prepaid expenses and other assets	118,790	4,972	(1)	123,995
		22	(1)
		211	(1)
Total assets	$2,185,303	$1,284		$2,186,587
Liabilities
Notes payable	$743,475	$—		$743,475
Mortgage notes payable	333,853	—		333,853
Lines of credit	215,000	—		215,000
Accounts payable and other liabilities	56,348	942	(1)	57,300
		10	(1)
Advance rents	11,589	710	(1)	12,299
Tenant security deposits	9,604	562	(1)	10,166
Total liabilities	1,369,869	2,224		1,372,093
Equity
Shareholders’ equity
Preferred shares; $0.01 par value	—	—		—
Shares of beneficial interest; $0.01 par value	683	—		683
Additional paid in capital	1,193,750	—		1,193,750
Distributions in excess of net income	(376,041)	(940)	(1)	(376,981)
Accumulated other comprehensive loss	(4,225)	—		(4,225)
Total shareholders’ equity	814,167	(940)		813,227
Noncontrolling interests in subsidiaries	1,267	—		1,267
Total equity	815,434	(940)		814,494
Total liabilities and equity	$2,185,303	$1,284		$2,186,587

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2016

(1)
Washington REIT records the acquired physical assets (land, building and tenant improvements), in-place leases (absorption, tenant origination costs, leasing commissions, and net lease intangible assets/liabilities), and any other assets or liabilities at their fair values.

Washington REIT has recorded the total purchase price of Riverside Apartments as follows (in thousands):

Land	$38,923
Properties under development or held for future development	15,968
Buildings and improvements	184,875
Leasing commissions/absorption costs	4,972
Net intangible lease asset	22
Net intangible lease liability	(10)
Total	$244,750

The difference between cash paid ($243.7 million) and the contract purchase price ($244.8 million) is comprised of the following:

Credit to seller for prepaid expenses	(211)
Credit to Washington REIT for assumed liabilities	942
Credit to Washington REIT for advance rent	710
Credit to Washington REIT for security deposits	562
Payment of Washington REIT's portion of closing costs	(940)
$1,063

WASHINGTON REAL ESTATE INVESTMENT TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2016
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Washington REIT	Riverside Apartments		Pro Forma
Revenue
Real estate rental revenue	$77,137	$5,483		$82,620
Expenses
Real estate expenses	28,734	1,982		30,821
		105	(1), (4)
Depreciation and amortization	26,038	1,695	(2), (4)	27,733
Acquisition costs	154	(154)	(3), (4)	—
General and administrative	5,511	—		5,511
	60,437	3,628		64,065
Other income (expense)
Interest expense	(14,360)	—		(14,360)
Other income	39	—		39
	(14,321)	—		(14,321)
Net income	2,379	1,855		4,234
Less: Net loss attributable to noncontrolling interests in subsidiaries	5	—		5
Net income attributable to the controlling interests	$2,384	$1,855		$4,239

Basic net income attributable to the controlling interests per share	$0.03			$0.06
Diluted net income attributable to the controlling interests per share:	$0.03			$0.06
Weighted average shares outstanding - basic	68,301			68,301
Weighted average shares outstanding - diluted	68,488			68,488

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2016

(1)	Represents property management costs incurred by the properties.

(2)
Represents depreciation over 30 years, based on the fair value of building and improvements, plus amortization of tenant origination costs, leasing commissions and absorption over the remaining life of the acquired leases.

(3)
Represents the acquisition costs related to Riverside Apartments incurred by Washington REIT during the first quarter of 2016. These acquisition costs are excluded from the pro forma statement of income because are non-recurring charges directly related to the transaction.

(4)	The table below illustrates the pro forma adjustments for each property (in thousands):

		Riverside Apartments
(1)	Property management costs	105
(2)	Depreciation and amortization	1,695
(3)	Acquisition costs	(154)

WASHINGTON REAL ESTATE INVESTMENT TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2015
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Washington REIT	Riverside Apartments		Pro Forma
Revenue
Real estate rental revenue	$306,427	$21,518		$327,945
Expenses
Real estate expenses	112,234	7,850		120,500
		416	(1), (3)
Depreciation and amortization	108,935	11,719	(2), (3)	120,654
Acquisition costs	2,056	—		2,056
Real estate impairment	5,909	—		5,909
General and administrative	20,257	—		20,257
	249,391	19,985		269,376
Other operating income
Gain on sale of real estate	91,107	—		91,107
Real estate operating income	148,143	1,533		149,676
Other income (expense)
Interest expense	(59,546)	—		(59,546)
Other income	709	—		709
Loss on extinguishment of debt	(119)	—		(119)
	(58,956)	—		(58,956)
Net income	89,187	1,533		90,720
Less: Net loss attributable to noncontrolling interests in subsidiaries	553	—		553
Net income attributable to the controlling interests	$89,740	$1,533		$91,273

Basic net income attributable to the controlling interests per share	$1.31			$1.33
Diluted net income attributable to the controlling interests per share:	$1.31			$1.33
Weighted average shares outstanding - basic	68,177			68,301
Weighted average shares outstanding - diluted	68,310			68,488

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2015

(1)	Represents property management costs incurred by the properties.

(2)
Represents depreciation over 30 years, based on the fair value of building and improvements, plus amortization of tenant origination costs, leasing commissions and absorption over the remaining life of the acquired leases.

(3)	The table below illustrates the pro forma adjustments for each property (in thousands):

		Riverside Apartments
(1)	Property management costs	105
(2)	Depreciation and amortization	1,695